UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549


                            FORM 8-K
                         CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported)   October 26, 1995



               CENTURY TELEPHONE ENTERPRISES, INC.


     (Exact name of registrant as specified in its charter)


   Louisiana                   1-7784                     72-0651161

(State or other           (Commission File              (IRS Employer
jurisdiction of                Number)                Identification No.)
incorporation)


     100 Century Park Drive, Monroe, Louisiana             71203

     (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code     (318) 388-9500

Item 5.  Other Events

     The following press release was issued by Century Telephone Enterprises, Inc. on October 26, 1995:

                      CENTURY TELEPHONE ENTERPRISES, INC.
                                  NEWS RELEASE

FOR IMMEDIATE RELEASE                       FOR MORE INFORMATION CONTACT:
October 26, 1995                            R. Stewart Ewing, Jr. (318) 388-9500


CENTURY TELEPHONE ENTERPRISES, INC. REPORTS
EXCELLENT THIRD QUARTER OPERATING RESULTS

Monroe,  LA . . . .  Century  Telephone  Enterprises,  Inc.,(NYSE  Symbol:  CTL)
reports increases in revenues, net income, operating income and earnings before interest, taxes, depreciation and amortization (EBITDA) for the third quarter of 1995 compared with the third quarter of 1994.

     During the third quarter,consolidated revenues increased 12.4% to $159,122,000 from $141,515,000 in 1994. Operating income was $55,072,000, up from $45,781,000, a 20.3% increase. Of the $9,291,000 increase in operating income, $6,476,000, or 70%, was generated by the company's cellular business. EBITDA increased 18.3% to $90,534,000 from $76,517,000. Net income grew 29.5% to $31,880,000 during the third quarter of 1995 from $24,613,000 in the third quarter of 1994. Fully diluted earnings per share increased 22.7% to 54 cents per share from 44 cents per share.

     Telephone revenues for the third quarter of 1995 increased 6.5% to $105,918,000 from $99,487,000. Telephone operating income was up 8.3% to $36,555,000 from $33,740,000, while operating cash flow increased to $58,932,000 from $53,255,000, a 10.7% increase. Telephone access lines have increased to more than 477,800 at September 30, 1995 from approximately 452,100 at September 30, 1994. "We are pleased with the consistent growth of our telephone operations which provides us with a stable and growing cash flow," said Glen F. Post, III,

President and Chief Executive Officer.

     Revenues from cellular operations grew to $53,204,000 during the third quarter of 1995 while the number of cellular customers increased 39.1% to more than 261,100 at September 30, 1995. Excluding the customers in newly acquired markets, cellular subscribers grew by 33.6% from a year ago. Mobile communications operating income increased 53.8% to $18,517,000 from $12,041,000. Operating cash flow grew to $24,970,000 from $17,741,000 in 1994, a 40.7%
increase. "We expect continued strong growth from our cellular operations and solid performance from our telephone operations in the months ahead," Post said.

     During the first nine months of 1995, consolidated revenues increased 14.1% to $451,281,000 from $395,375,000, while operating income increased 22.7% to $151,440,000 from $123,380,000 a year ago. EBITDA grew to $252,566,000 from
$204,587,000,  a 23.5% increase.  Net income increased 30.2% to $85,047,000 from
$65,299,000, and fully diluted earnings per share grew 23.7% to $1.46 per share compared with $1.18 per share a year ago. Net income for the first nine months of 1995 included $2,002,000 of gains on the sales of assets (3 cents per fully diluted share).

     "We are pursuing the expansion of our competitive access business in Texas and our long distance service offering in our telephone operating areas. We believe these strategies provide additional opportunities for long-term growth," Post said.

     During the quarter, Century completed the acquisitions of cellular operations in Michigan Rural Service Area (RSA) #4 and Mississippi RSAs #2 and #6. These acquisitions add more than 556,000 pops (the portion of the population of the service area based on ownership interest) and enhance our existing cellular clusters.

     Century Telephone Enterprises, Inc., headquartered in Monroe, Louisiana, is a diversified telecommunications company. Century is the 16th largest local exchange telephone company, based on access lines, and the 17th largest cellular company, based on population equivalents owned, in the United States.

                  CENTURY TELEPHONE ENTERPRISES, INC.
                         FINANCIAL HIGHLIGHTS
            THREE MONTHS ENDED SEPTEMBER 30, 1995 AND 1994
                            (UNAUDITED)


                                                                       INCREASE
In thousands, except per share amounts              1995       1994   (DECREASE)
                                                 ---------  ---------  --------

              TELEPHONE OPERATIONS

Operating revenues                              $ 105,918     99,487      6.5%
                                                 ---------  ---------
Operating expenses
   Plant operations                                21,801     22,031     (1.0%)
   Customer operations                              9,759      8,870     10.0%
   Corporate and other                             15,426     15,331      0.6%
   Depreciation and amortization                   22,377     19,515     14.7%
                                                 ---------  ---------
                                                   69,363     65,747      5.5%
                                                 ---------  ---------
Telephone operating income                         36,555     33,740      8.3%
                                                 ---------  ---------

        MOBILE COMMUNICATIONS OPERATIONS

Operating revenues                                 53,204     42,028     26.6%
                                                 ---------  ---------

Operating expenses
   Cost of sales and other operating expenses       8,914      8,142      9.5%
   General, administrative and customer service    10,072      8,678     16.1%
   Sales and marketing                              9,248      7,467     23.9%
   Depreciation and amortization                    6,453      5,700     13.2%
                                                 ---------  ---------
                                                   34,687     29,987     15.7%
                                                 ---------  ---------
Mobile Communications operating income             18,517     12,041     53.8%
                                                 ---------  ---------

TOTAL OPERATING INCOME                             55,072     45,781     20.3%

OTHER INCOME (EXPENSE)
   Interest expense                               (10,924)   (11,513)    (5.1%)
   Income from unconsolidated cellular entities     6,602      4,604     43.4%
   Minority interest                               (2,440)    (1,461)    67.0%
   Other income and expense                         2,470      2,378      3.9%
   Income tax expense                             (18,900)   (15,176)    24.5%
                                                 ---------  ---------

NET INCOME                                      $  31,880     24,613     29.5%
                                                 =========  =========

EARNINGS PER SHARE
   Primary                                      $    0.54       0.46     17.4%
   Fully diluted                                $    0.54       0.44     22.7%

SHARES OUTSTANDING
   Primary                                         58,734     53,583      9.6%
   Fully diluted                                   59,193     58,332      1.5%

DIVIDENDS PER COMMON SHARE                      $  0.0825     0.0800      3.1%

CAPITAL EXPENDITURES
   Telephone                                    $  36,855     41,407    (11.0%)
   Mobile Communications                            3,560     12,878    (72.4%)
   Other                                            4,698      2,641     77.9%
                                                 ---------  ---------
Total capital expenditures                      $  45,113     56,926    (20.8%)
                                                 =========  =========

                 CENTURY TELEPHONE ENTERPRISES, INC.
                        FINANCIAL HIGHLIGHTS
            NINE MONTHS ENDED SEPTEMBER 30, 1995 AND 1994
                            (UNAUDITED)


                                                                       INCREASE
In thousands, except per share amounts              1995       1994   (DECREASE)
                                                 ---------  ---------  --------

              TELEPHONE OPERATIONS
Operating revenues                              $ 308,051    286,226      7.6%
                                                 ---------  ---------

Operating expenses
   Plant operations                                64,475     63,621      1.3%
   Customer operations                             28,849     25,734     12.1%
   Corporate and other                             45,546     44,019      3.5%
   Depreciation and amortization                   63,256     54,326     16.4%
                                                 ---------  ---------
                                                  202,126    187,700      7.7%
                                                 ---------  ---------
Telephone operating income                        105,925     98,526      7.5%
                                                 ---------  ---------

        MOBILE COMMUNICATIONS OPERATIONS

Operating revenues                                143,230    109,149     31.2%
                                                 ---------  ---------

Operating expenses
   Cost of sales and other operating expenses      26,026     22,639     15.0%
   General, administrative and customer service    27,920     24,361     14.6%
   Sales and marketing                             25,672     22,039     16.5%
   Depreciation and amortization                   18,097     15,256     18.6%
                                                 ---------  ---------
                                                   97,715     84,295     15.9%
                                                 ---------  ---------
Mobile Communications operating income             45,515     24,854     83.1%
                                                 ---------  ---------

TOTAL OPERATING INCOME                            151,440    123,380     22.7%

OTHER INCOME (EXPENSE)
   Interest expense                               (32,771)   (30,839)     6.3%
   Income from unconsolidated cellular entities    14,700     10,579     39.0%
   Gain on sales of assets                          5,909          -        -
   Minority interest                               (6,281)    (3,016)   108.3%
   Other income and expense                         5,445      4,062     34.0%
   Income tax expense                             (53,395)   (38,867)    37.4%
                                                 ---------  ---------

NET INCOME                                      $  85,047     65,299     30.2%
                                                 =========  =========

EARNINGS PER SHARE
   Primary                                      $    1.47       1.22     20.5%
   Fully diluted                                $    1.46       1.18     23.7%

SHARES OUTSTANDING
   Primary                                         57,790     53,299      8.4%
   Fully diluted                                   58,812     58,016      1.4%

DIVIDENDS PER COMMON SHARE                      $  0.2475     0.2400      3.1%

CAPITAL EXPENDITURES
   Telephone                                    $  98,013    112,066    (12.5%)
   Mobile Communications                           29,989     29,191      2.7%
   Other                                           16,289      6,095    167.3%
                                                 --------  ---------
Total capital expenditures                      $ 144,291    147,352     (2.1%)
                                                 ========  =========

                      CENTURY TELEPHONE ENTERPRISES, INC.
                          CONSOLIDATED BALANCE SHEETS
                    SEPTEMBER 30, 1995 AND DECEMBER 31, 1994
                                  (UNAUDITED)


                                             SEPT. 30,        DEC. 31,
                                               1995             1994
                                           ------------     ------------
                                        (dollars expressed in thousands)

                                ASSETS

CURRENT ASSETS                           $      93,997          81,228
                                           ------------    ------------

PROPERTY, PLANT AND EQUIPMENT
   Telephone                                 1,176,568       1,076,496
   Mobile Communications                       180,298         152,305
   Other                                       100,385          85,406
   Accumulated depreciation                   (432,115)       (367,076)
                                           ------------    ------------
     Net property, plant and equipment       1,025,136         947,131
                                           ------------    ------------

INVESTMENTS AND OTHER ASSETS
   Excess cost of net assets acquired          498,472         441,436
   Other                                       197,036         173,458
     Total investments and other assets    ------------    ------------
                                               695,508         614,894
                                           ------------    ------------
TOTAL ASSETS                             $   1,814,641       1,643,253
                                           ============    ============


                        LIABILITIES AND EQUITY

CURRENT LIABILITIES                      $     182,962         286,668
LONG-TERM DEBT                                 570,003         518,603
DEFERRED CREDITS AND OTHER LIABILITIES         203,159         187,746
STOCKHOLDERS' EQUITY                           858,517         650,236
                                           ------------    ------------
TOTAL LIABILITIES AND EQUITY             $   1,814,641       1,643,253
                                           ============    ============


                                              SEPT. 30,       SEPT. 30,      %
                                                1995            1994        INC.
                                           ------------    ------------   -----
Telephone access lines                         477,802         452,090     5.7%
Cellular units in service-
   majority-owned markets                      261,122         187,695    39.1%

                               SIGNATURE

         Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
                                       CENTURY TELEPHONE ENTERPRISES, INC.

                                       By: /s/ Murray H. Greer
                                           ----------------------
                                              Murray H. Greer
                                              Controller

Dated:  November 7, 1995